                                                                Exhibit 99.1


In June 2001 Mail-Well, Inc. ("Mail-Well") adopted a new strategic plan and announced a restructuring of its Envelope and Commercial Printing segments, the sale of its Label and Printed Office Products segments and the sale of certain non-strategic operations of its Envelope and Commercial Printing segments. In July 2002, Mail-Well announced that it would not sell PrintXcel, an operation included in the Printed Office Products segment. Also, in December 2002, Mail-Well discontinued its efforts to sell a portion of the digital graphics division of the Commercial Printing segment.

The accompanying pro forma condensed consolidated income statements present Mail-Well's results for the periods indicated as if the Label segment and the Curtis 1000 operation of the Printed Office Products segment, the filing products division operation of its Envelope segment and those operations of the digital graphics division held for sale had been divested January 1, 2000. In addition, all restructuring and other non-recurring charges recorded in 2000, 2001 and 2002 have been excluded.

The pro forma condensed consolidated income statements should be read in conjunction with Mail-Well's Annual Report on Form 10-K for the year ended December 31, 2001, its quarterly report on Form 10-Q for the quarterly period ended September 30, 2002 and its Annual Report on Form 10-K for the year ended December 31, 2002 when filed.

              NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME
                                    2002



1. Results of the filing products division of our Envelope segment and the portion of the digital graphics division for our Commercial Printing segment for sale ("Assets Held For Sale") have been excluded. The filing products division was sold in August 2002. Sales and operating income of the Assets Held For Sale for the periods presented were as follows:

                                         YEAR-ENDED                      THREE-MONTHS ENDED
                                         ----------     -----------------------------------------------------
                                         12/31/02       12/31/02        9/30/02        6/30/02        3/31/02
                                         --------       --------        -------        -------        -------
 Sales                                   $   59.2       $    3.6       $   10.3       $   22.3       $   23.0
 Operating income                        $    3.4       $    0.5       $    0.3       $    1.2       $    1.4


2. Sales to Curtis 1000 and the Label Segment ("Discontinued Operations") and Assets Held For Sale are included in the net sales reported in the pro forma Condensed Consolidated Statements of Income. These sales are eliminated in Mail-Well's Consolidated Statement of Income as intercompany sales.

3. Interest expense has been reduced by the amount of interest deemed attributable to the debt repaid with the net proceeds received from the sale of Curtis 1000 and the sale of the Label segment and the sale of the filing products division of the Envelope segment. Interest expense has also been reduced by the assumed net proceeds from the divestiture of the digital graphics assets held for sale. The reduction in interest expense for the year-ended December 31, 2002 was $3.0 million ($1.8 million for the three-months ended March 31, 2002 and $1.2 million for the three-months ended June 30,
         2002).

4. Restructuring and other non-recurring charges recorded by the Commercial Printing, Envelope and Printed Office Products segments in connection with the 2000, 2001 and 2002 restructuring programs have been excluded. The restructuring and other non-recurring charges recorded for the year-ended December 31, 2002 were $72.4 million. Restructuring charges for the three-months ended December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002 were
         $10.5 million, $38.4 million, $9.3 million and $14.2 million, respectively. In addition, impairment charges in the amount of $21.1 million were excluded.

5. Income taxes have been provided at an effective tax rate applicable to Mail-Well's results excluding Discontinued Operations, Assets Held For Sale and restructuring and other non-recurring charges.

6. Sales, operating income and EBITDA for the Envelope, Commercial Printing and Printed Office Products segments, excluding Assets Held For Sale and restructuring and other non-recurring charges, are presented below:

                                                      YEAR ENDED                         THREE-MONTHS ENDED
                                                      ----------      -----------------------------------------------------
                                                       12/31/02       12/31/02        9/30/02        6/30/02        3/31/02
                                                       --------       --------        -------        -------        -------
NET SALES
 Envelope                                             $   719.1      $   181.0      $   176.7      $   176.9      $   184.5
 Commercial Printing                                      751.4          201.9          191.3          170.0          188.2
 Printed Office Products                                  205.2           49.3           50.7           52.1           53.1
                                                      ---------      ---------      ---------      ---------      ---------
 Total                                                $ 1,675.7      $   432.2      $   418.7      $   399.0      $   425.8
                                                      =========      =========      =========      =========      =========

OPERATING INCOME
 Envelope                                             $    75.1      $    19.9      $    18.8      $    18.2      $    18.2
 Commercial Printing                                       (1.1)           4.3            3.4           (6.4)          (2.4)
 Printed Office Products                                   20.0            4.9            5.2            5.3            4.6
 Corporate                                                (15.7)          (2.5)          (4.8)          (5.3)          (3.1)
                                                      ---------      ---------      ---------      ---------      ---------
                                                      $    78.3      $    26.6      $    22.6      $    11.8      $    17.3
                                                      =========      =========      =========      =========      =========

EBITDA
 Envelope                                             $    94.5      $    24.6      $    23.7      $    23.0      $    23.2
 Commercial Printing                                       26.5           11.1           10.4            0.6            4.4
 Printed Office Products                                   26.0            6.5            6.7            6.7            6.1
 Corporate                                                (19.6)          (3.6)          (5.5)          (6.4)          (4.1)
                                                      ---------      ---------      ---------      ---------      ---------
                                                      $   127.4      $    38.6      $    35.3      $    23.9      $    29.6
                                                      =========      =========      =========      =========      =========

                                                          MAIL-WELL, INC.
                                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                             PRO FORMA
                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                          YEAR-ENDED                                  THREE-MONTHS ENDED
                                      -----------------   -------------------------------------------------------------------------
                                      DECEMBER 31, 2002   DECEMBER 31, 2002   SEPTEMBER 31, 2002    JUNE 30, 2002    MARCH 31, 2002
                                        (UNAUDITED)         (UNAUDITED)           (UNAUDITED)        (UNAUDITED)       (UNAUDITED)
                                      -----------------   -----------------   ------------------    -------------    --------------
Net sales                                  $ 1,675.7         $   432.2            $   418.7           $   399.0         $   425.8

Gross profit                                   334.7              91.6                 82.6                77.9              82.6
   Selling, administrative and other           254.4              64.5                 59.5                65.6              64.8
   Amortization                                  2.0               0.5                  0.5                 0.5               0.5
                                           ---------         ---------            ---------           ---------         ---------
Operating income                                78.3              26.6                 22.6                11.8              17.3
   Interest and other expense                   74.8              17.5                 20.2                19.8              17.3
                                           ---------         ---------            ---------           ---------         ---------
Income before income taxes                       3.5               9.1                  2.4                (8.0)                -
   Income taxes                                  1.5               3.8                  1.1                (3.4)                -
                                           ---------         ---------            ---------           ---------         ---------
Net income                                 $     2.0         $     5.3            $     1.3           $    (4.6)        $       -
                                           =========         =========            =========           =========         =========

ADDITIONAL INFORMATION:

EBITDA                                     $   127.4         $    38.6            $    35.3           $    23.9         $    29.6
                                           =========         =========            =========           =========         =========


Earnings per share - assuming dilution     $    0.04         $    0.11            $    0.03           $   (0.10)        $       -
                                           =========         =========            =========           =========         =========

              NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME
                                    2001


1. Results of non-strategic operations of the Envelope and Commercial Printing segments ("Assets Held For Sale") have been excluded. Sales and operating income of the Assets Held For Sale for the periods presented were as follows:

                                         YEAR-ENDED                        THREE-MONTHS ENDED
                                         ----------      -----------------------------------------------------
                                          12/31/01       12/31/01        9/30/01        6/30/01        3/31/01
                                          --------       --------        -------        -------        -------
 Sales                                    $   94.0       $   22.2       $   22.4       $   24.2       $   25.2
 Operating income                         $    9.2       $    2.2       $    2.1       $    2.3       $    2.6


2. Sales to Curtis 1000 and the Label Segment ("Discontinued Operations") and Assets Held For Sale are included in the net sales reported in the pro forma Condensed Consolidated Statements of Income. These sales are eliminated in Mail-Well's Consolidated Statement of Income as intercompany sales.

3. Interest expense has been reduced by the amount of interest deemed attributable to the debt repaid with the net proceeds received from the sale of Curtis 1000, the sale of the Label segment and the sale of the filing products division of the Envelope segment. Interest expense has also reduced by the assumed net proceeds from the divestiture of the digital graphics asset held for sale. The reduction in interest expense for the year ended December 31, 2001 was $9.8 million ($2.9 million for the three-months ended March 31, 2001, $2.6 million for the three-months ended June 30, 2001, $2.3 million for the three-months ended September 30, 2001 and $2.0 million for the three-months ended December 31, 2001).

4. Restructuring charges and other non-recurring charges recorded by the Commercial Printing, Envelope and Printed Office Products segments in connection with the 2000 and 2001 restructuring programs have been excluded. The restructuring charges recorded for the year ended December 31, 2001 were $43.1 million. Restructuring charges recorded during the three-months ended December 31, 2001, September 30, 2001 and June 30, 2001 were $17.5 million, $6.2 million, $19.4 million, respectively. There were no restructuring charges for the three-months ended March 30, 2001. In addition, impairment charges in the amount of $36.5 million were excluded.

5. Income taxes have been provided at an effective tax rate applicable to Mail-Well's results excluding Discontinued Operations, Assets Held For Sale and restructuring and other non-recurring charges.

6. Sales, operating income and EBITDA for the Envelope, Commercial Printing and Printed Office Products segments, excluding Assets Held For Sale and restructuring and other non-recurring charges, are presented below:

                                                      YEAR ENDED                         THREE-MONTHS ENDED
                                                      ----------      -----------------------------------------------------
                                                       12/31/01       12/31/01        9/30/01        6/30/01        3/31/01
                                                       --------       --------        -------        -------        -------
NET SALES
   Commercial Printing                                $   804.7      $   187.5      $   204.7      $   203.9      $   208.6
   Envelope                                               781.1          186.5          190.3          196.4          207.9
   Printed Office Products                                223.2           54.2           54.8           56.3           57.9
                                                      ---------      ---------      ---------      ---------      ---------
   Total                                              $ 1,809.0      $   428.2      $   449.8      $   456.6      $   474.4
                                                      =========      =========      =========      =========      =========

OPERATING INCOME
   Commercial Printing                                $    18.1      $     2.6      $     3.7      $     6.1      $     5.7
   Envelope                                                79.2           21.8           16.9           19.5           21.0
   Printed Office Products                                 19.4            4.2            3.6            5.8            5.8
   Corporate                                              (33.7)         (10.8)          (7.0)          (7.5)          (8.4)
                                                      ---------      ---------      ---------      ---------      ---------
                                                      $    83.0      $    17.8      $    17.2      $    23.9      $    24.1
                                                      =========      =========      =========      =========      =========

EBITDA
   Commercial Printing                                $    45.2      $     9.2      $    10.6      $    12.7      $    12.7
   Envelope                                                99.9           27.0           22.1           24.7           26.1
   Printed Office Products                                 25.6            5.8            5.2            7.3            7.3
   Corporate                                              (23.2)          (7.2)          (5.1)          (4.9)          (6.0)
                                                      ---------      ---------      ---------      ---------      ---------
                                                      $   147.5      $    34.8      $    32.8      $    39.8      $    40.1
                                                      =========      =========      =========      =========      =========

                                                          MAIL-WELL, INC.
                                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                             PRO FORMA
                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                           YEAR-ENDED                                THREE-MONTHS ENDED
                                        ----------------   -----------------------------------------------------------------------
                                        DECEMBER 31, 2001  DECEMBER 31, 2001  SEPTEMBER 30, 2001   JUNE 30, 2001    MARCH 31, 2001
                                            (UNAUDITED)       (UNAUDITED)        (UNAUDITED)        (UNAUDITED)       (UNAUDITED)
                                        -----------------  -----------------  ------------------   -------------    --------------
Net sales                                    $ 1,809.0         $   428.2         $   449.8           $   456.6        $   474.4

Gross profit                                     363.8              86.1              85.7                94.8             97.2
   Selling, administrative and other             265.0              64.5              64.7                66.6             69.2
   Amortization                                   15.8               3.8               3.8                 4.3              3.9
                                             ---------         ---------         ---------           ---------        ---------
Operating income                                  83.0              17.8              17.2                23.9             24.1
   Interest and other expense                     71.1              16.4              17.4                18.2             19.1
                                             ---------         ---------         ---------           ---------        ---------
Income before income taxes                        11.9               1.4              (0.2)                5.7              5.0
   Income taxes                                    6.3               0.7              (0.1)                3.1              2.6
                                             ---------         ---------         ---------           ---------        ---------
Net income                                   $     5.6         $     0.7         $    (0.1)          $     2.6        $     2.4
                                             =========         =========         =========           =========        =========

ADDITIONAL INFORMATION:

EBITDA                                       $   147.5         $    34.8         $    32.8           $    39.8        $    40.1
                                             =========         =========         =========           =========        =========


Earnings per share - assuming dilution       $    0.12         $    0.01         $       -           $    0.06        $    0.05
                                             =========         =========         =========           =========        =========

              NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME
                                    2000


1. Results of non-strategic operations of the Envelope and Commercial Printing segments ("Assets Held For Sale") have been excluded. Sales and operating income of the Assets Held For Sale for the periods presented were as follows:

                                       YEAR-ENDED                        THREE-MONTHS ENDED
                                       ----------      -----------------------------------------------------
                                        12/31/00       12/31/00        9/30/00        6/30/00        3/31/00
                                        --------       --------        -------        -------        -------
 Sales                                  $   94.8       $   23.8       $   23.0       $   23.7        $  24.3
 Operating income                       $    9.6       $    2.0       $    2.4       $    2.3        $   2.9

2. Sales to Curtis 1000 and the Label Segment ("Discontinued Operations") and Assets Held For Sale are included in the reported net sales in the pro forma Condensed Consolidated Statements of Income. These sales had been eliminated in the Mail-Well's Consolidated Statement of Income as intercompany sales.

3. Interest expense has been reduced by the amount of interest deemed attributable to the debt repaid with the net proceeds received from the sale of Curtis 1000, the sale of the Label segment and the sale of the filing products division of the Envelope segment. Interest expense has also been reduced by the assumed net proceeds from the divestiture of the digital graphics assets held for sale. The reduction in interest expense for the year ended December 30, 2000 was $11.7 million ($2.5 million for the three-months ended March 31, 2000, $2.8 million for the three-months ended June 30, 2000, $3.5 million for the three-months ended September 30, 2000 and $2.9 million for the three-months ended December 31, 2000).

4. Restructuring charges and other non-recurring charges recorded by the Commercial Printing, Envelope and Printed Office Products segments in connection with the 1998 and 2000 restructuring programs were excluded. The restructuring charges recorded for the year ended December 30, 2000 were $14.5 million. Restructuring charges recorded during the three-months ended December 30, 2000 and September 30, 2000 were $13.2 million and $0.8 million, respectively. There were no restructuring charges for the three-months ended June 30, 2000 and March 31, 2000.

5. Income taxes have been provided at an effective tax rate applicable to Mail-Well's results excluding Discontinued Operations, Assets Held For Sale and restructuring and other non-recurring charges.

6. Sales, operating income and EBITDA for the Envelope, Commercial Printing and Printed Office Products segments, excluding Assets Held For Sale and restructuring and other non-recurring charges, are presented below:

                                                      YEAR ENDED                       THREE-MONTHS ENDED
                                                      ----------      -----------------------------------------------------
                                                       12/31/00       12/30/00        9/30/00        6/30/00        3/31/00
                                                       --------       --------        -------        -------        -------
NET SALES
   Commercial Printing                                $   944.9      $   240.5      $   254.0      $   223.8      $   226.6
   Envelope                                               800.8          212.6          203.9          197.5          186.8
   PrintXcel                                              229.5           58.5           59.5           60.3           51.2
                                                      ---------      ---------      ---------      ---------      ---------
   Total                                              $ 1,975.2      $   511.6      $   517.4      $   481.6      $   464.6
                                                      =========      =========      =========      =========      =========

OPERATING INCOME
   Commercial Printing                                $    56.5      $    13.1      $    11.9      $    14.3      $    17.2
   Envelope                                                85.0           25.2           22.1           17.9           19.8
   PrintXcel                                               24.6            5.7            6.0            6.9            6.0
   Corporate                                              (31.1)         (11.8)          (7.3)          (6.8)          (5.2)
                                                      ---------      ---------      ---------      ---------      ---------
                                                      $   135.0      $    32.2      $    32.7      $    32.3      $    37.8
                                                      =========      =========      =========      =========      =========

EBITDA
   Commercial Printing                                $    82.9      $    19.6      $    18.9      $    20.9      $    23.5
   Envelope                                               104.5           30.3           26.9           23.2           24.1
   PrintXcel                                               30.1            7.2            7.4            8.4            7.1
   Corporate                                              (20.8)          (7.3)          (5.7)          (4.7)          (3.1)
                                                      ---------      ---------      ---------      ---------      ---------
                                                      $   196.7      $    49.8      $    47.5      $    47.8      $    51.6
                                                      =========      =========      =========      =========      =========

                                                          MAIL-WELL, INC.
                                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                             PRO FORMA
                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                            YEAR-ENDED                               THREE-MONTHS ENDED
                                        -----------------  ----------------------------------------------------------------------
                                        DECEMBER 31, 2000  DECEMBER 31, 2000  SEPTEMBER 30, 2000  JUNE 30, 2000    MARCH 31, 2000
                                           (UNAUDITED)        (UNAUDITED)         (UNAUDITED)      (UNAUDITED)       (UNAUDITED)
                                        -----------------  -----------------  ------------------  -------------    --------------
Net sales                                   $ 1,975.2         $   511.6           $   517.4         $   481.6        $   464.6

Gross profit                                    420.1             109.3               106.9             102.4            101.5
   Selling, administrative and other            269.6              71.0                70.9              67.0             60.7
   Amortization                                  15.5               6.1                 3.3               3.1              3.0
                                            ---------         ---------           ---------         ---------        ---------
Operating income                                135.0              32.2                32.7              32.3             37.8
   Interest and other expense                    77.6              21.6                19.1              20.8             16.1
                                            ---------         ---------           ---------         ---------        ---------
Income before income taxes                       57.4              10.6                13.6              11.5             21.7
   Income taxes                                  21.7               4.0                 5.2               4.3              8.2
                                            ---------         ---------           ---------         ---------        ---------
Net income                                  $    35.7         $     6.6           $     8.4         $     7.2        $    13.5
                                            =========         =========           =========         =========        =========

ADDITIONAL INFORMATION:

EBITDA                                      $   196.7         $    49.8           $    47.5         $    47.8        $    51.6
                                            =========         =========           =========         =========        =========


Earnings per share - assuming dilution      $    0.72         $    0.14           $    0.17         $    0.14        $    0.26
                                            =========         =========           =========         =========        =========